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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 4, 2005


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       000-21531               05-0376157
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement.

On August 4, 2005, United Natural Foods, Inc. (the "Company") entered into severance agreements with five of its officers: Richard Antonelli, Daniel A. Atwood, Michael Beaudry, Tom Dziki, and Rick D. Puckett (each an "Officer"). The severance agreements provide for the payment of one year of base salary and certain medical benefits for a period of one year following termination of the Officer by the Company for a reason other than Cause, death or Disability or a resignation by the Officer for Good Reason (as each such term is defined in the agreement). In addition, in the event of a termination of the Officer by the Company for a reason other than Cause, death or Disability or a resignation by the Officer for Good Reason within one (1) year of a Change in Control (as such term is defined in the agreement), the Officer shall be entitled to the severance payments and medical benefits provided in the previous sentence, the acceleration in full of the vesting of all Options (as such term is defined in the Agreement) and restricted stock grants made to the Officer and the full vesting of the Officer's account under the Company's Employee Stock Ownership Plan. In addition, the severance agreements include confidentiality, non-competition and intellectual property assignment provisions.

The foregoing description of the severance agreements is a general description only and is qualified in its entirety by reference to the form of severance agreement entered into by each of the five Officers, which is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

            Exhibit No.    Description
            -----------    -----------

            10.1 Form of Severance Agreement by and between United Natural Foods, Inc. and the named officer.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED NATURAL FOODS, INC.


                                        By: /s/ Rick D. Puckett
                                            -----------------------------
                                            Rick D. Puckett
                                            Vice President, Treasurer and
                                            Chief Financial Officer

                                        Date: August 8, 2005